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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
American Residential Investment Trust, Inc.
Del Mar, California

     We consent to the use of our report dated October 20, 1997 included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                        /s/KPMG Peat Marwick LLP
                                           KPMG Peat Marwick LLP

Orange County, California
October 23, 1997